UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2023

___________________________

CNS Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Nevada	001-39126	82-2318545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 West Loop South, Suite 900

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 946-9185

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CNSP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

CNS Pharmaceuticals, Inc. (the “Company”) held its scheduled 2023 Annual Meeting of Stockholders (the “Annual Meeting”) at the offices of ArentFox Schiff LLP, 1301 Avenue of the Americas, 42nd Floor, New York, NY 10019, on Thursday, September 14, 2023, at 3:00 p.m. local time. As of July 27, 2023, the record date for the Annual Meeting, there were 4,140,960 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 1,797,774, or 43.41%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of Company common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting.

Proposal 1. Election of Directors - The Company’s stockholders elected John Climaco, Jerzy (George) Gumulka, Jeffry R. Keyes, Andrzej Andraczke, Carl Evans, Faith Charles and Bettina Cockroft to serve until the 2024 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, by the following vote.

Director Name	Votes For	Votes Withheld	Broker Non-Votes
John Climaco	353,796	41,318	1,402,660
Jerzy (George) Gumulka	321,334	73,780	1,402,660
Jeffry R. Keyes	317,707	77,407	1,402,660
Andrzej Andraczke	308,225	86,889	1,402,660
Carl Evans	308,234	86,880	1,402,660
Faith Charles	366,847	28,267	1,402,660
Bettina Cockroft	366,855	28,259	1,402,660

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm - The Company's stockholders ratified the appointment of MaloneBailey, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
1,746,390	40,894	10,490	0

Proposal 3. To approve amendments to the Company’s 2020 Stock Plan (the “2020 Plan”) including an increase in the number of shares of common stock authorized for issuance under the 2020 Plan – The Company’s stockholders approved an amendment to the 2020 Plan to increase the number of shares of common stock authorized for issuance under the 2020 Plan by 745,800 shares and to modify the maximum annual limits on awards issuable under the 2020 Plan, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
312,002	81,490	1,622	1,402,660

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1	CNS Pharmaceuticals, Inc. 2020 Stock Plan (as amended September 14, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Pharmaceuticals, Inc.

	By:	/s/ Chris Downs
Chris Downs
Chief Financial Officer

Dated: September 18, 2023

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